Exhibit 33.1
Appendix I

MANAGEMENT'S ASSERTION OF COMPLIANCE
Management of the Trust & Securities Services department of Deutsche Bank
National
Trust Company and
Deutsche Bank Trust Company Americas (collectively the "Company") is responsible for assessing compliance with the servicing criteria set forth in item 1122(d) of Regulation AB promulgated by the Securities and Exchange
Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) residential mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006 for which the Company provides trustee, securities administration or paying agent services, excluding any publicly issued transactions sponsored or is sued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria : All servicing criteria set forth in Item 1122(d), except for the following criteria:
I l22(d)(2)(iii), I 122(d)(4)(iv), I 122(d)(4)(v), I 122(d)(4)(vi), I 122(d)(4)(vii), I 122(d)(4)(viii), I 122(d)(4)(ix), I
122(d)(4)(x), I 122(d)(4)(xi), I 122(d)(4)(xii), I l22(d)(4)(xiii) and I 122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the Platform (the "Applicable
Servicing Criteria").

Period: Twelve months ended December 31, 2006 (the "Period").

Management's interpretation of Applicable Servicing Criteria : The Company's management has determined that servicing criteria I l22 (d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain governing documents. It is management's interpretation that Deutsche Bank Trust Company America has no other active back-up servicing responsibilities in regards to I 122(d)(l)(iii) as of and for the Period.

Third parties classified as vendors : With respect to servicing criteria I I22(d)(2)(i), I l22(d)(4)(i), and I l22(d)(4)(ii),
management has engaged various vendors to perform the activities required by these servicing criteria. The
Company's management has determined that these vendors are not considered a "servicer" as defined in Item
1101(j) of Regulation AB. and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC
Division of Corporation Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06").
As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor. The Comp any's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

With respect to the Platform, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

1. The Company's management is responsible for assessing the Company's compliance with the Applicable
Servicing Criteria as of and for the Period.

2. The Company's management has assessed compliance with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of and for the Period. In performing this assessment, management used the criteria set forth by the Securities and Exchange
Commission in paragraph (d) of item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the
Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the management's assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

Appendix I

By: /s/ Gary R. Vaughan
Name: Gary R. Vaughan
Its: Managing Director

By: /s/ David Co
Name: David Co
Its: Director

By: /s/ Jose Sicilia
Name: Jose Sicilia
Its: Managing Director
By: /s/ Kevin Fischer
Name: Kevin Fischer
Its: Vice President

By: /s/ Robert Frier
Name: Robert Frier
Its: Director

DEUTCHE BANK TRUST COMPANY AMERICAS

By: /s/ Kevin C. Weeks
Name: Kevin C. Weeks
Its: Managing Director

By: /s/ Jonna Kaufman
Name: Jonna Kaufman
Its: Director

Exhibit 33.2

Management's Assertion

Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934

U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:

U.S. Bank Corporate Trust Asset Backed Securities Platform

hereby provides the following report on its assessment of compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it and as described on Exhibit A hereto:

1.
U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying
Exhibit A;

2.
U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria;

3.
U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on
January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects
with the applicable servicing criteria.
4.
Ernst & Young, a registered public accounting firm, has issued an attestation report on U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on
January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.

U.S. BANK NATIONAL ASSOCIATION

/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vice President
Date: February 26, 2007

EXHIBIT A to Management's Assertion

Reg AB Reference Servicing Criteria

General Servicing Considerations

1122(d)(1)(i)
Policies and procedures are instituted to monitor any
performance or other triggers and events of default in
accordance with the transaction agreements.

1122(d)(1)(ii)
If any material servicing activities are outsourced to
third parties, policies and procedures are instituted
to monitor the third party's performance and compliance
with such servicing activities.

1122(d)(1)(iii)
Any requirements in the transaction agreements to
maintain a back-up servicer for the Pool Assets are
maintained.
Not Applicable

1122(d)(1)(iv)
A fidelity bond and errors and omissions po licy is in
effect on the party participating in the servicing
function throughout the reporting period in the amount
of coverage required by and otherwise in accordance
with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)
Payments on pool assets are deposited into the
appropriate custodial bank accounts and related bank
clearing accounts no more than two business days
following receipt, or such other number of days
specified in the transaction agreements.

1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an
obligor or to an investor are made only by authorized
personnel.

1122(d)(2)(iii)
Advances of funds or guarantees regarding collections,
cash flows or distributions, and any interest or other
fees charged for such advances, are made, reviewed and
approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash
reserve accounts or accounts established as a form of
over collateralization, are separately maintained
(e.g., with respect to commingling of cash) as set
forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintaine d at a federally
insured depository institution as set forth in the
transaction agreements. For purposes of this criterion,
"federally insured depository institution" with respect
to a foreign financial institution means a foreign
financial institution that meets the requirements of
Rule 13k-1(b)(1) of the Securities Exchange Act.
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.

1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all
asset-backed securities related bank accounts, including
custodial accounts and related bank clearing accounts.
These reconciliations are (A) mathematically accurate;
(B) prepared within 30 calendar days after the bank
statement cutoff date, or such other number of days
specified in the transaction agreements; (C) reviewed
and approved by someone other than the person who
prepared the reconciliation; and (D) contain
explanations for reconciling items. These reconciling
items are resolved within 90 calendar days of their
original identification, or such other number of days
specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i)
Reports to investors, inc luding those to be filed with
the Commission, are maintained in accordance with the
transaction agreements and applicable Commission
requirements. Specifically, such reports (A) are prepared
in accordance with timeframes and other terms set forth
in the transaction agreements; (B) provide information
calculated in accordance with the terms specified in the
transaction agreements; (C) are filed with the Commission
as required by its rules and regulations; and (D) agree
with investors' or the trustee's records as to the total
unpaid principal balance and number
of Pool Assets serviced by the Servicer.

1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in
accordance with timeframes, distribution priority and
other terms set forth in the transaction
agreements.

1122(d)(3)(iii)
Disbursements made to an investor are posted within two
business days to the Servicer's investor records, or such
other number of days specified in the
transaction agreements.

1122(d)(3)(iv)
Amounts remitted to investors per the investor reports
agree with cancelled checks, or other form of payment,
or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)
Collateral or security on pool assets is maintained as
required by the transaction agreements or related pool
asset documents.
Not Applicable

1122(d)(4)(ii)
Pool assets and related documents are safeguarded as
required by the transaction agreements

Not Applicable

1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool
are made, reviewed and approved in accordance with any
conditions or requirements in the transaction agreements.
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in
accordance with the related pool asset documents are
posted to the Servicer's obligor records maintained no
more than two business days after receipt, or such other
number of days specified in the tra nsaction agreements,
and allocated to principal, interest or other items
(e.g., escrow) in accordance with the related pool
asset documents.
Not Applicable

1122(d)(4)(v)
The Servicer's records regarding the pool assets agree
with the Servicer's records with respect to an obligor's
unpaid principal balance.
Not Applicable

1122(d)(4)(vi)
Changes with respect to the terms or status of an
obligor's pool assets (e.g., loan modifications or re -
agings) are made, reviewed and approved by
authorized personnel in accordance with the
transaction agreements and related pool asset documents.
Not Applicable

1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance
plans, modifications and deeds in lieu of foreclosure,
foreclosures and repossessions, as applicable)
are initiated, conducted and concluded in accordance
with the timeframes or other
requirements established by the transaction agreements.
Not Applicable

1122(d)(4)(viii)
Records documenting collection efforts are maintained
during the period a pool asset is delinquent in accordance
with the transaction agreements. Such records are
maintained on at least a monthly basis, or such other
period specified in the transaction agreements, and
describe the entity's activities in monitoring delinquent
pool assets including, for example, phone calls, letters
and payment rescheduling plans in cases where delinquency
is deemed temporary (e.g., illness or unemployment).
Not Applicable

1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool
assets with variable rates are computed based on the
related pool asset documents.
Not Applicable

1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such
as escrow accounts): (A) such funds are analyzed, in
accordance with the obligor's pool asset documents, on at
least an annual basis, or such other period specified in the transaction agre ements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool
asset documents and state laws; and (C) such funds are
returned to the obligor within 30 calendar days of
full repayment of the related pool assets, or such other
number of days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or
insurance payments) are made on or before the related
penalty or expiration dates, as indicated on the
appropriate bills or notices for such payments,
provided that such support has been received by the
servicer at least 30 calendar days prior to these dates,
or such other number of days specified in the transaction
agreements.
Not Applicable

1122(d)(4)(xii)
Any late payment penalties in connection with any payment
to be made on behalf of an obligor are paid from the
Servicer's funds and not charged to the obligor,
unless the late payment was due to the obligor's error
or omission.
Not Applicable

1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted
within two business days to the obligor's records
maintained by the servicer, or such other number of
days specified in the transaction agreements.

Not Applicable

1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts
are recognized and recorded in accordance with the
transaction agreements.

Not Applicable

1122(d)(4)(xv)
Any external enhancement or other support, identified
in Item 1114(a)(1) through (3) or Item 1115 of
Regulation AB, is maintained as set forth in the
transaction agreements.

Exhibit 33.3
Wells Fargo Bank, N.A.
2006 Certification Regarding Compliance with Applicable Servicing Criteria

1.
Wells Fargo Bank, N.A. (the "Servicer") is responsible for assessing its compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB as set forth in Exhibit A hereto in connection with the primary servicing of residential mortgage loans by its Wells Fargo Home Mortgage division, other than the servicing of such loans for
Freddie Mac, Fannie Mae, Ginnie Mae, state and local government bond programs, or a
Federal Home Loan Bank (the servicing "Platform");

2.
The Servicer has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities as of and for the year ended December 31, 2006, and the Servicer has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors as set forth in Exhibit A hereto, with the exception of those Vendors that have provided their own report on assessment of compliance with servicing criteria, which reports are attached hereto as Exhibit D;

3.
Except as set forth in paragraph 4 below, the Servicer used the criteria set forth in paragraph
(d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4.
The criteria identified as Inapplicable Servicing Criteria on Exhibit A hereto are inapplicable to the Servicer based on the activities it performs with respect to its Platform;

5.
The Servicer has complied, in all material respects, with the applicable servicing criteria as of and for the year ended December 31, 2006, except as described on Exhibit B hereto;

6.
The Servicer has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of and for the year ended December
31, 2006;

7.
The Servicer has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria for the year ended December 31, 2006; and

8.
KPMG LLP, a registered public accounting firm, has issued an attestation report on the
Servicer's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2006, which attestation report is included on Exhibit C attached hereto.

March 1, 2007
WELLS FARGO BANK, N.A.

By: /s/: Mary C. Coffin
Mary C. Coffin
Executive Vice President
EXHIBIT A
to
Wells Fargo Bank, N.A.'s
2006 Certification Regarding Compliance With Applicable Servicing Criteria
Servicing Criteria
Applicable Servicing
Criteria
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
by
Servicer
Performed
by
Vendor(s)
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1
X
2
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
X
3
X
4
1
A portion of this servicing criteria is performed by a vendor, as set forth in footnote 2 below.
2
A lockbox vendor receives payments, creates transaction files, deposit s checks, reconciles files to deposits and transmits the transaction files to Wells Fargo. See Exhibit D.
3
A portion of this servicing criteria is performed by vendors, as set forth in footnote 4 below.
4
Insurance vendors prepare and safeguard checks on behalf of Wells Fargo. As to one such vendor, see Exhibit D.
Servicing Criteria
Applicable Servicing
Criteria
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
by
Servicer
Performed
by
Vendor(s)
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A)
are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
X
1122(d)(4)(ii)
Mortgage loan and related documents are safeguarded as required by the transaction agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in
accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
5
X
6
1122(d)(4)(v)
The Servicer's records regarding the mortgage loans agree with the
Servicer's records with respect to an obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
5
A portion of this servicing criteria is performed by a vendor, as set forth in footnote 6 below.
6
A lockbox vendor receives payments, creates transaction files, deposit s checks, reconciles files to deposits and transmits the transaction files to Wells Fargo. See Exhibit D.
Servicing Criteria
Applicable Servicing
Criteria
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
by
Servicer
Performed
by
Vendor(s)
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the
transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
7
X
8
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
9
X
10
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item
1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
X
7
A portion of this servicing criteria is performed by vendors, as set forth in footnote 8 below.
8
Insurance vendors obtain renewal invoices, create disbursement transactions and submit payments to payees. As to one such vendor, see
Exhibit D.
9
A portion of this servicing criteria is performed by one or more vendors, as set forth in footnote 10 below.
10
Insurance vendors obtain renewal invoices, create disbursement transactions and submit payments to payees. As to one such vendor, see Exhibit D.
EXHIBIT B
to
Wells Fargo Bank, N.A.'s
2006 Certification Regarding Compliance With Applicable Servicing Criteria

Wells Fargo Bank, N.A. ("Wells Fargo") acknowledges the following material instances of non-
compliance with the applicable servicing criteria:
1.
1122(d)(3)(i) - Delinquency Reporting For certain loans sub-serviced by Wells Fargo or for which servicing rights were acquired on a bulk-acquisition basis, Wells Fargo determined that it provided incomplete data to some third parties who use such data to calculate delinquency ratios and determine the status of loans with respect to bankruptcy, foreclosure or real estate owned. The incomplete reporting only affected securitizations that included delinquent loans.
Instead of the actual due date being provided for use in calculating delinquencies, the date of the first payment due to the security was provided. Wells Fargo subsequently included additional data in the monthly remittance reports, providing the actual borrower due date and unpaid principal balance, together with instructions to use these new fields if such monthly remittance reports are used to calculate delinquency ratios.
2.
1122(d)(4)(vii) - Notification of Intent to Foreclose Wells Fargo determined that, as required by certain servicing agreements, it did not provide investors with prior notification of intent to foreclose. While investors received monthly delinquency status reports that listed loans in foreclosure, such reports were received after such loans had been referred to an attorney. A new process is being implemented to send such notifications if contractually required, unless an investor opts out in writing.
EXHIBIT C
to
Wells Fargo Bank, N.A.'s
2006 Certification Regarding Compliance With Applicable Servicing Criteria
Report of Independent Registered Public Accounting Firm
EXHIBIT D
to
Wells Fargo Bank, N.A.'s
2006 Certification Regarding Compliance With Applicable Servicing Criteria

Vendors' R
eports on Assessment of Compliance With Servicing Criteria
Exhibit 33.4
REGULUS
Report on Assessment of Compliance with Regulation AB Servicing Criteria
1.
Pursuant to Subpart 229.1100- Asset Backed Securities, 17 C.F.R. 229.1100-
229.1123 ("Regulation AB"), Regulus Group LLC, for itself and its wholly-owned subsidiaries (in dividually and collectively "Regulus"), is responsible for assessing its compliance with the servicing criteria applicable to the remittance processing services it provides to customers who are issuers or servicers of asset backed securities transactions and who have requested confirmation of Regulus' compliance in connection with loan and/or receivables portfolios that include pool assets for asset backed securities transactions (the "Platform"). Remittance processing is a service whereby check payments that are remitted by mail to a post office box are collected, processed though a highly automated data capture system, and prepared for deposit to a bank account held by the beneficiary of the payment.
2.
The servicing criteria set forth in Item 1122(d) of Regulation AB were used in
Regulus' assessment of compliance. Regulus has concluded that the servicing criteria set forth in Items 1122(d)(2)(i) and 1122(d)(4)(iv) of Regulation AB are applicable to the servicing activities it performs with respect to the Platform (such criteria the
"Applicable Servicing Criteria"). Regulus has concluded that the remainder of the servicing criteria set forth in Item 1122(d) of Regulation AB are inapplicable to the activities it performs with respect to the Platform because Regulus does not participate in the servicing activities referenced by such servicing criteria.
3.
As of and for the year ending December 31, 2006, Regulus has complied in all material respects with the Applicable Servicing Criteria set forth in Item 1122(d) of
Regulation AB.
4. KPMG LLP, a registered public accounting firm, has issued an attestation report on
Regulus' assessment of compliance with the Applicable Servicing Criteria as of and for the year ending December 31, 2006. A copy of that attestation report is attached hereto as Exhibit A.
By: /s/:
Kimberlee Clark
Chief Financial Officer
February 22, 2007
860 LATOUR COURT NAPA, CA 94558 TEL: 707.254.4000
FAX: 707.254.4070
REGULUSGROUP.COM
Exhibit 33.5
`A
[ZC STERLING logo]
KEEPING YOU FIRST
ZC Sterling Corporation
210 Interstate North Parkway
Suite400
Atlanta, GA 30339
Tel 770.690.8400
Fax 770.690.8240
http://www.zcsterling.com
Report on Assessment of Compliance with Securities and Exchange
Commission's Regulation AS Servicing Criteria
For the calendar year ending December 31 2006, or portion thereof (the "Period"), ZC
Sterling Insurance Agency, Inc. ("ZCSIA") has been a subcontractor for Servicers identified in Appendix A.

The undersigned are Senior Vice Presidents of ZCSIA, have sufficient authority to make the statements contained in this Assertion and are responsible for assessing compliance with the servicing criteria applicable to ZCSIA. ZCSIA has used the servicing criteria communicated to ZCSIA by the Servicer to assess compliance with the applicable servicing criteria. Accordingly, servicing criteria 1122 (d) 1(iv), 1122 (d) 2(vi), 1122 (d)
4(xi), 1122 (d) 4(xii), and 1122 (d) 4(xiii) are applicable to the activities performed by
ZCSIA with respect to the Platforms covered by this report. The remaining servicing criteria set forth in Item 1122 (d) of the Securities and Exchange Commission's
Regulation AB are not applicable to the activities performed by ZCSIA with respect to the Platform covered by this report. As a subcontractor for Servicer, ZCSIA has determined that it complied in all material respects with the servicing criteria listed below. ZCSIA engaged Ernst & Young, LLP ("E&Y"), a registered public accounting firm, to review ZCSIA assessment and E&Y has issued an attestation report on ZCSIA assessment of compliance with the applicable servicing criteria for the Period.

1.
ZCSIA maintained a fidelity bond and errors & omissions policy in effect on
ZCSIA througho ut the reporting period in the amount of coverage required by the transaction agreements between the Servicer and ZCSIA (1122(d)((1)(iv)).

2.
To the extent that ZCSIA prints checks for Servicer or otherwise has
Servicer's checks or check stock, unissued checks are safeguarded so as to prevent unauthorized access (1122(d)(2)(vi)). [AS OF DECEMBER 31, 2006, THIS
PROVISION WILL APPLY ONLY FOR THE FOLLOWING SERVICERS: ABN
Amro Mortgage Group, Inc, Option One Mortgage Corporation, Sun Trust
Mortgage, Inc., HomEq Servicing Corporation, Wachovia Insurance Corporation,
Wells Fargo Home Mortgage.

3.
Payments made on behalf of Servicer's obligor for insurance premiums are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the
Servicer at least thirty (30) calendar days prior to these dates, or such other number of days specified in the transaction agreements between Servicer and ZCSIA
(1122(d)(4)(xi)).

4.
Any late payment penalties in connection with any payment for insurance to be made on behalf of Servicer's obligor are paid from the Servicer's funds or ZCSIA's funds and not charged to Servicer's obligor, unless the late payment was due to the obligor's error or omission (1122(d)(4)(xii)).

5.
File(s) provided to Servicer from which Servicer may make disbursements made on behalf of Servicer's obligor are provided to Servicer on an accurate and timely basis and the information thereon is subject to such controls as are specified in the transaction agreements between Servicer and ZCSIA (1122(d)(4)(xiii)).

Sincerely,
ZC STERLING INSURANCE AGENCY, INC.

By: /s/ Arthur J Castner

Arthur J. Castner
Title: Senior Vice President- Hazard Operations

Date: February 20, 2007

By: /s/ James P. Novak
James P. Novak

Title: Senior Vice President & General Counsel

Date: February 20, 2007

Appendix A
The following is a list of Clients serviced on the ZC Sterling Integrated Produc t
Solution (ZIPS) Platform:
1. ABN Amro Mortgage Group, Inc.
2. Dovenmuehle Mortgage, Inc.
3. HomEq Servicing Corporation
4. Option One Mortgage Corporation
5. People's Choice Home Loan, Inc.
6. Sun Trust Mortgage, Inc.
7. Wachovia Insurance Agenc y (and its affiliates, including Wachovia Mortgage
Corporation)
8. Wells Fargo Home Mortgage